UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 7, 2006

Methode Electronics, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-2816	36-2090085
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7401 W. Wilson, Chicago, Illinois		60706
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	708-867-6777

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

On September 7, 2006, Methode Electronics, Inc. issued a press release announcing its financial results for the 2007 fiscal year first quarter for the period ended July 31, 2006. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in this Item 2.02, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing made by Methode Electronics, Inc. under the Securities Act of 1933, as amended or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Methode Electronics, Inc. Press Release dated September 7, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Methode Electronics, Inc.

September 7, 2006	By:	Douglas A. Koman

Name: Douglas A. Koman
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Methode Electronics, Inc. Press Release dated September 7, 2006.